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                         Mercantile Mutual Funds, Inc.

                        Conning Money Market Portfolio

   Supplement dated April 3, 2001 to the Prospectus dated February 28, 2001

     The third paragraph under the section titled "Explanation of Sales Price" is hereby deleted and replaced by the following:

A properly placed purchase order that is delivered to Mercantile on any business day prior to 12:45 p.m. (Central time) receives the share price next determined after receipt of the order, and the investor will become a shareholder of record as of the date of purchase, if Mercantile receives payment in federal funds or other immediately available funds by 3:00 p.m. (Central time) that day. A properly placed purchase order that is delivered to Mercantile on any business day after 12:45 p.m. (Central time) will receive the share price determined as of 3:00 p.m. that day, and the investor will become a shareholder of record on the next business day, provided that Mercantile receives payment in federal funds by 3:00 p.m. (Central time) that day. If payment for an order is not received by 3:00 p.m. (Central time), the order will be cancelled.